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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2002

JONES PROGRAMMING PARTNERS 1-A, LTD.
(Exact name of registrant as specified in its charter)

Colorado	0-19075	84-1088820
(State of Organization)	(Commission File No.)	(IRS Employer Identification No.)

9697 E. Mineral Avenue, Englewood, CO 80112
(Address of principal executive office and Zip Code)

Registrant's telephone number, including area code (303) 792-3111

Item 2. Acquisition or Disposition of Assets.

        On July 29, 2002, Jones Programming Partners 1-A, Ltd., a Colorado limited partnership (the "Registrant"), sold all of its rights in "The Little Kidnappers" and "Curacao" to Screen Media Ventures LLC, an unaffiliated film distributor ("Screen Media"). On the same date, the Registrant also licensed certain distribution rights in "The Story Lady" to Screen Media. The Registrant received gross proceeds of $50,000, $200,000 and $100,000, respectively. The consideration for these transactions was determined by arms-length negotiations between Jones Entertainment Group, Ltd., the Registrant's General Partner (the "General Partner"), and Screen Media.

        From the $350,000 total proceeds, twenty five percent (25%) or $87,500 is required to be escrowed until the end of November 2002. The Registrant received $262,500 at close, from which a ten percent (10%) commission or $26,250 was paid to Tulip Media Ltd., an unaffiliated broker ("Tulip"), who brokered these transactions. When the $87,500 is released from escrow, the Registrant will pay Tulip $8,750, the remainder of its ten percent (10%) commission.

        On July 30, 2002, the Registrant paid the General Partner $74,000 to reimburse it for all amounts it had advanced to the Partnership as of that date. The General Partner will continue to be reimbursed for all expenses incurred or paid on behalf of the Registrant. Out of the proceeds, the Registrant will also pay ongoing legal, accounting and other expenses to wind up the affairs of the Registrant.

        In August 2002, the Registrant transferred its remaining distribution rights in "The Story Lady" to NBC Productions, Inc. (now known as NBC Studios, Inc.) ("NBC"). As consideration for transferring such rights, and as part of a mutual release, NBC released the Registrant from all past and future obligations, including the approximately $175,000 liability accrued by the Registrant.

        The General Partner anticipates that the Registrant will have net proceeds of approximately $190,000 to $210,000 available for distribution to the Limited Partners of the Registrant, which would be approximately $14.91 to $16.48 per Limited Partnership Interest.

        The General Partner, on behalf of the Registrant, anticipates making a distribution to the Limited Partners in August 2002 and a final distribution in December 2002 or January 2003.

Item 7. Exhibits.

        2.1  Asset Purchase Agreement dated as of July 16, 2002, between Screen Media and the Registrant.

        99.1 Certification of Glenn R. Jones, Chief Executive Officer and President of the General Partner of the Registrant, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350.

        99.2 Certification of Timothy J. Burke, Vice President and Chief Financial Officer of the General Partner of the Registrant, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350.

Item 9. Regulation FD Disclosure.

        The information in this Item, including Exhibits 99.1 and 99.2 filed with this Current Report on Form 8-K, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item, including Exhibits 99.1 and 99.2 filed with this Current Report on Form 8-K, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

        On August 13, 2002, Glenn R. Jones, Chief Executive Officer and President of the General Partner of the Registrant, and Timothy J. Burke, Vice President and Chief Financial Officer of the General Partner of the Registrant, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES PROGRAMMING PARTNERS 1-A, LTD.
	By:	Jones Entertainment Group, Ltd., as General Partner
Dated: August 13, 2002		By:	/s/ TIMOTHY J. BURKE Timothy J. Burke Vice President

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES